PLEDGE AGREEMENT PLEDGE AGREEMENT, dated as of November [ ] , 2023 (this “Agreement”), made by Fisker Inc., a company organized under the laws of Delaware, with offices located at 1888 Rosecrans Avenue, Manhattan Beach, California 90266 (the “Company”), and each of the undersigned Subsidiaries (as defined below) of the Company from time to time, if any (each a “Grantor” and together with the Company, collectively, the “Grantors”), in favor of [________], in its capacity as collateral agent (together with its successors and assignees, in such capacity, the “Collateral Agent”) for the Noteholders (as defined below). W I T N E S S E T H: WHEREAS, the Company is party to that certain Securities Purchase Agreement, dated as of July 10, 2023, (as amended, modified, supplemented, extended, renewed, restated or replaced from time to time in accordance with the terms thereof, the “Securities Purchase Agreement”) by and among the Company and each party listed as an “Investor” on the Schedule of Investors attached thereto (each an “Investor” and collectively, the “Investors”), pursuant to which the Company shall be required to sell, and the Investor shall purchase or have the right to purchase, the “Notes” issued pursuant thereto (as such Notes may be amended, modified, supplemented, extended, renewed, restated or replaced from time to time in accordance with the terms thereof, collectively, the “Notes”); WHEREAS, the Company is party to that Indenture, dated as of July 11, 2023, by and between the Company and Wilmington Savings Fund Society, FSB, as trustee, as amended, modified, supplemented, extended, renewed, restated or replaced from time to time in accordance with the terms thereof “Indenture”) providing for the issuance from time to time of Securities (as defined in the Indenture) by the Company; WHEREAS, under the terms of the Indenture, the Investor shall have executed and delivered to the Collateral Agent this Agreement providing for the grant to the Collateral Agent, for the ratable benefit of itself and the Noteholders, of a valid, enforceable, and perfected security interest in certain assets of each Grantor to secure all of the Company’s obligations under the Transaction Documents; and WHEREAS, the Grantors are Affiliates that are part of a common enterprise such that each Grantor will derive substantial direct and indirect financial and other benefits from the consummation of the transactions contemplated under the Transaction Documents and, accordingly, the consummation of such transactions are in the best interests of each Grantor; NOW, THEREFORE, in consideration of the premises and the agreements herein and in order to induce the Investor to perform under the Securities Purchase Agreement, each Grantor agrees with the Collateral Agent, for the ratable benefit of the Collateral Agent and the Noteholders, as follows: SECTION 1. Definitions. (a) Reference is hereby made to the Securities Purchase Agreement, the Indenture and the Notes for a statement of the terms thereof. All terms used in this Agreement and

2 the recitals hereto which are defined in the Securities Purchase Agreement, the Notes or in the Code, and which are not otherwise defined herein shall have the same meanings herein as set forth therein; provided that terms used herein which are defined in the Code on the date hereof shall continue to have the same meaning notwithstanding any replacement or amendment of the Code except as the Collateral Agent may otherwise determine in its sole and absolute discretion. (b) As used in this Agreement, the following terms shall have the respective meanings indicated below, such meanings to be applicable equally to both the singular and plural forms of such terms: “Affiliate” of any Person means any other Person which, directly or indirectly, controls or is controlled by or is under common control with such Person and any officer or director of such Person. Without limiting the generality of the foregoing, a Person shall be deemed to be “controlled by” any other Person if such Person possesses, directly or indirectly, power to vote 10% or more of the securities (on a fully diluted basis) having ordinary voting power for the election of directors or managers or power to direct or cause the direction of the management and policies of such Person, whether by contract or otherwise. “Bankruptcy Code” means Chapter 11 of Title 11 of the United States Code, 11 U.S.C §§ 101 et seq. (or other applicable bankruptcy, insolvency or similar laws). “Bankruptcy Event of Default” shall have the meaning set forth in the Note. “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed; provided, however, for clarification, commercial banks shall not be deemed to be authorized or required by law to remain closed due to “stay at home”, “shelter-in-place”, “non-essential employee” or any other similar orders or restrictions or the closure of any physical branch locations at the direction of any Governmental Authority so long as the electronic funds transfer systems (including for wire transfers) of commercial banks in The City of New York generally are open for use by customers on such day. “Investor” or “Investors” shall have the meaning set forth in the recitals hereto. “Capital Stock” means (i) with respect to any Person that is a corporation, any and all shares, interests, participations or other equivalents (however designated and whether or not voting) of corporate stock (including, without limitation, any warrants, options, rights or other securities exercisable or convertible into equity interests or securities of such Person), and (ii) with respect to any Person that is not an individual or a corporation, any and all partnership, membership, trust or other equity interests of such Person. “Code” means Articles 8 or 9 of the Uniform Commercial Code as in effect from time to time in the State of New York; provided that, if perfection or the effect of perfection or non- perfection or the priority of any security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, “Code” means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions hereof relating to such perfection, effect of perfection or non-perfection or priority.

3 “Collateral” shall have the meaning set forth in Section 3(a) of this Agreement. “Collateral Agent” shall have the meaning set forth in the preamble hereto. “Company” shall have the meaning set forth in the preamble hereto. “Domestic Subsidiary” means any Subsidiary other than a Foreign Subsidiary. “Event of Default” shall have the meaning set forth in Section 4(a) of the Notes. “Excluded Accounts” means any deposit accounts or securities accounts that are maintained exclusively by any Grantor for one or more of the purposes described in the following clauses: (a) payroll, healthcare and other employee wage and benefit accounts and (b) tax accounts, including, without limitation, sales tax accounts and payroll or withholding tax accounts. “Excluded Property” means (a)(i) any governmental licenses or state or local franchises, charters and authorizations to the extent the grant of a security interest is prohibited or restricted thereby (except to the extent such prohibition or restriction is ineffective under the Code or other applicable law) other than proceeds and receivables thereof the assignment of which is expressly deemed effective under the Code or other applicable law notwithstanding such prohibition; (ii) any property or assets as to which pledges thereof or security interests therein are prohibited or restricted by applicable law (including any requirement to obtain the consent of any (x) governmental authority or (y) similar regulatory third party, in each case, except to the extent such consent has been obtained) after giving effect to the applicable anti-assignment provisions of the Code and other applicable law (provided that such property shall be Excluded Property only to the extent and for so long as such prohibition is in effect); (iii) any lease, license or other contract or agreement or any property or assets subject to an agreement binding on and relating to such property at the time of acquisition thereof (and not entered into in contemplation of such acquisition), to the extent that a grant of a Lien therein would violate or invalidate, such lease, license or other contract or agreement or create a right of termination or right of acceleration in favor of any party (other than the Company or any of its Subsidiaries) thereto or otherwise require consent (other than the Company or any of its Subsidiaries) thereunder (after giving effect to the applicable anti-assignment provisions of the Code or other applicable law) other than proceeds and receivables thereof; (iv) any Excluded Accounts; (v) any intent-to-use trademark application prior to the filing of a “Statement of Use” or “Amendment to Allege Use” with respect thereto; (iv) any property subject to a purchase money arrangement or finance lease to the extent that a grant of a security interest therein would violate or invalidate such purchase money arrangement or finance lease or create a right of termination in favor of any other party thereto (other than the Company or any of its Subsidiaries) after giving effect to the applicable anti-assignment provisions of the UCC and other applicable law, other than proceeds and receivables thereof the assignment of which is expressly deemed effective under the Code or other applicable law notwithstanding such prohibition; (vii) the portion of the voting Capital Stock of any Foreign Subsidiary in excess of 65% of the issued and outstanding voting Capital Stock of such Foreign Subsidiary to the extent that at any time the pledging of more than 65% of the total outstanding voting Capital Stock of such Foreign Subsidiary would result in a material adverse tax consequence to a Grantor; (viii) any “margin stock”, as such term is defined in Regulation U promulgated by the Board of Governors of the Federal Reserve System of the United States of America.

4 Notwithstanding anything to the contrary, “Excluded Property” shall not include any proceeds, products, substitutions or replacements of any “Excluded Property” referred to in clauses (i) through (viii) (unless such proceeds, substitutions or replacements would constitute “Excluded Property” referred to in any of clauses (i) through (viii)). “Foreign Subsidiary” means any Subsidiary of a Grantor organized under the laws of a jurisdiction other than the United States, any of the states thereof, Puerto Rico or the District of Columbia. “Governmental Authority” means any nation or government, any Federal, state, city, town, municipality, county, local, foreign or other political subdivision thereof or thereto and any department, commission, board, bureau, court, tribunal, instrumentality, agency or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government. “Guaranty” mean any guarantee in form and substance acceptable to and in favor of the Collateral Agent, for the ratable benefit of itself and the Noteholders, with respect to the Company’s obligations under the Securities Purchase Agreement, the Notes and the other Transaction Documents (as defined in the Securities Purchase Agreement). “Insolvency Proceeding” means any proceeding commenced by or against any Person under any provision of the Bankruptcy Code or under any other bankruptcy or insolvency law or law for the relief of debtors, any proceeding relating to assignments for the benefit of creditors, formal or informal moratoria, compositions, or extensions generally with creditors, or any proceeding seeking reorganization, arrangement, or other similar relief. “Lien” means any mortgage, lien, pledge, charge, security interest, adverse claim or other encumbrance upon or in any property or assets. “Noteholders” means, at any time, the holders of the Notes at such time. “Notes” shall have the meaning set forth in the recitals hereto. “Obligations” shall have the meaning set forth in Section 4 of this Agreement. “Paid in Full” or “Payment in Full” means the indefeasible payment in full in cash of all of the Obligations. “Perfection Requirement” or “Perfection Requirements” shall have the meaning set forth in Section 5(j) of this Agreement. “Permitted Liens” shall have the meaning set forth in the Notes. “Person” means an individual, corporation, limited liability company, partnership, association, joint-stock company, trust, unincorporated organization, joint venture or other enterprise or entity or Governmental Authority. “Pledged Collateral” shall have the meaning set forth in Section 2(a).

5 “Pledged Entity” means, each Person listed from time to time on Schedule I hereto as a “Pledged Entity,” together with each other Person, any right in or interest in or to all or a portion of whose Securities or Capital Stock is acquired or otherwise owned by a Grantor after the date hereof. “Pledged Equity” means all of each Grantor’s right, title and interest in and to all of the Securities and Capital Stock now or hereafter owned by such Grantor (including, without limitation, those interests listed opposite the name of such Grantor on Schedule I), regardless of class or designation, including all substitutions therefor and replacements thereof, all proceeds thereof and all rights relating thereto, also including, without limitation, any certificates representing such Securities and/or Capital Stock, the right to receive any certificates representing any of such Securities and/or Capital Stock, all warrants, options, subscription, share appreciation rights and other rights, contractual or otherwise, in respect thereof, and the right to receive dividends, distributions of income, profits, surplus, or other compensation by way of income or liquidating distributions, in cash or in kind, and cash, instruments, and other property from time to time received, receivable, or otherwise distributed in respect of or in addition to, in substitution of, on account of, or in exchange for any or all of the foregoing. “Securities Purchase Agreement” shall have the meaning set forth in the recitals hereto. “Subsidiary” means any Person in which a Grantor directly or indirectly, (i) owns any of the outstanding Capital Stock or holds any equity or similar interest of such Person or (ii) controls or operates all or any part of the business, operations or administration of such Person, and all of the foregoing, collectively, “Subsidiaries”. SECTION 2. Pledge of Pledged Collateral. (a) As collateral security for the due and punctual payment and performance in full of the Obligations, as and when due, each Grantor hereby assigns and pledges to the Collateral Agent, and hereby grants to the Collateral Agent, for the ratable benefit of the Collateral Agent and the Noteholders, a continuing Lien on and security interest in, all of such Grantor’s right, title and interest in, to and under all of the following, wherever located and whether now or hereafter existing and whether now owned or hereafter acquired: (i) the Pledged Equity; (ii) subject to all payments of principal or interest, dividends, distributions, cash, Securities, Instruments and other property from time to time received, receivable or otherwise distributed in respect of, in exchange for or upon the conversion of, and all other Proceeds received in respect of, the Pledged Equity; (iii) all rights and privileges of such Grantor with respect to the Securities and other property referred to in clauses (i) and (ii) and above; (iv) all Proceeds of, and Security Entitlements in respect of, any of the foregoing and (v) all books and records pertaining to the items described in clauses (i) through (iv) above (the items referred to in clauses (i) through (v) above being collectively referred to as the “Pledged Collateral”); provided that the Pledged Collateral shall not include Excluded Property. (b) All of the Pledged Equity is presently owned by the applicable Grantor as set forth in Schedule I free and clear of all Liens other than Permitted Liens, and is presently represented by the certificates listed on Schedule I hereto (if applicable). As of the date hereof, there are no existing options, warrants, calls or commitments of any character whatsoever relating to the Pledged Equity other than as contemplated and permitted by the Transaction Documents. Each Grantor is the sole holder of record and the sole beneficial owner of the Pledged Equity, as

6 applicable. All of the Pledged Equity has been duly and validly authorized and issued by the issuer thereof and (i) in the case of Pledged Equity (other than Pledged Equity consisting of limited liability company interests or partnership interests which, pursuant to the relevant organizational or formation documents, cannot be fully paid and non-assessable), is fully paid and non-assessable. (c) The assignment, pledge, Lien and security interest granted in Section 2(a) of this Agreement are granted as security only and shall not subject the Collateral Agent or any Investor to, or in any way alter or modify, any obligation or liability of any Grantor with respect to or arising out of the Pledged Collateral. SECTION 3. Grant of Security Interest (a) As collateral security for the due and punctual payment and performance in full of the Obligations, as and when due, each Grantor hereby pledges and assigns to the Collateral Agent, and hereby grants to the Collateral Agent, for the ratable benefit of the Collateral Agent and the Noteholders, a continuing Lien on and security interest in, all of such Grantor’s right, title and interest in, to and under all personal property and assets of such Grantor, wherever located and whether now or hereafter existing and whether now owned or hereafter acquired, of every kind, nature and description, whether tangible or intangible (together with the Pledged Collateral, the “Collateral”), including, without limitation, the following: all Accounts; all Chattel Paper (whether tangible or Electronic Chattel Paper); all Commercial Tort Claims, including, without limitation, those specified on Schedule II hereto; all Documents; all Equipment; all Fixtures; all General Intangibles (including, without limitation, all Payment Intangibles); all Goods; all Instruments; all Inventory; all Investment Property (and, regardless of whether classified as Investment Property under the Code, all Pledged Equity); all Intellectual Property and all Licenses; all Letter-of-Credit Rights; all cash and other property from time to time deposited therein, and all monies and property in the possession or under the control of the Collateral Agent or any Noteholder or any Affiliate, representative, agent or correspondent of the Collateral Agent or any such Noteholder; all other tangible and intangible personal property of each Grantor (whether or not subject to the Code), including, without limitation, all Deposit Accounts and other accounts and all cash and all investments therein, all proceeds, products, offspring, accessions, rents, profits, income, benefits, substitutions and replacements of and to any of the property of any Grantor described in the preceding clauses of this Section 3(a) (including, without limitation, any proceeds of insurance thereon and all causes of action, claims and warranties now or hereafter held by each Grantor in respect of any of the items listed above), and all books and other Records, in each case, to the extent of such Grantor’s rights therein, that at any time evidence or contain information relating to any of the property described in the preceding clauses of this Section 3(a) or are otherwise necessary or helpful in the collection or realization thereof; and all Proceeds, including all Cash Proceeds and Noncash Proceeds, and products of any and all of the foregoing Collateral; in each case howsoever any Grantor’s interest therein may arise or appear (whether by ownership, security interest, claim or otherwise). (b) Notwithstanding anything herein to the contrary, the term “Collateral” shall not include any Excluded Property.

7 SECTION 4. Security for Obligations. The Lien and security interest created hereby in the Collateral constitutes continuing collateral security for all of the following obligations, whether direct or indirect, absolute or contingent, and whether now existing or hereafter incurred (collectively, the “Obligations”): (a) the payment by the Company and each other Grantor, as and when due and payable (by scheduled maturity, required prepayment, acceleration, demand or otherwise), of all amounts from time to time owing by it in respect of the Securities Purchase Agreement, this Agreement, the Notes and the other Transaction Documents; and (b) the due and punctual performance and observance by each Grantor of all of its other obligations from time to time existing in respect of any of the Transaction Documents, including without limitation, with respect to any conversion or redemption rights of the Noteholders under the Notes. SECTION 5. Representations and Warranties. Each Grantor represents and warrants as follows: (a) Schedule III hereto sets forth (i) the exact legal name of each Grantor, and (ii) the state of incorporation, organization or formation and the organizational identification number of each Grantor in such state. The information set forth in Schedule III hereto with respect to such Grantor is true and accurate in all respects. Such Grantor has not previously changed its name (or operated under any other name), jurisdiction of organization or organizational identification number from those set forth in Schedule III hereto except as disclosed in Schedule III hereto. (b) There is no pending or, to its knowledge, written notice threatening any action, suit, proceeding or claim affecting any Grantor before any Governmental Authority or any arbitrator, or any order, judgment or award issued by any Governmental Authority or arbitrator, in each case, that may adversely affect the grant by any Grantor, or the perfection, of the Lien and security interest purported to be created hereby in the Collateral, or the exercise by the Collateral Agent of any of its rights or remedies hereunder. (c) The exercise by the Collateral Agent of any of its rights and remedies hereunder will not contravene any law or any contractual restriction binding on or otherwise affecting any Grantor or any of its properties and will not result in or require the creation of any Lien, upon or with respect to any of its properties other than as granted pursuant to this Agreement. (d) Subject to Section 6, no authorization or approval or other action by, and no notice to or filing with, any Governmental Authority, is required for (i) the grant by each Grantor, or the perfection, of the Lien and security interest purported to be created hereby in the Pledged Collateral, or (ii) the exercise by the Collateral Agent of any of its rights and remedies hereunder, except for the filing under the Code as in effect in the applicable jurisdiction of the financing statements to be filed on the date of this Agreement (a “Perfection Requirement” and collectively, the “Perfection Requirements”). (e) Subject to Section 6, this Agreement creates in favor of the Collateral Agent a legal, valid and enforceable Lien on and security interest in the Collateral, as security for the Obligations. The performance of the Perfection Requirements results in (and when performed in

8 accordance with Sections 2, 3 and 6 shall result in) the perfection of such Lien on and security interest in the Collateral, to the extent that such Lien and security interest can be perfected by filing a financing statement under the Code. Such Lien and security interest is (or in the case of Collateral in which any Grantor obtains any right, title or interest after the date hereof, will be), subject only to Permitted Liens and the Perfection Requirements, a first priority, valid, enforceable and perfected Lien on and security interest in all personal property of each Grantor (other than Excluded Property). (f) Such Grantor (i) is a corporation, limited liability company or limited partnership, as applicable, duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, organization or formation and (ii) has all requisite corporate, limited liability company or limited partnership power and authority to conduct its business as now conducted and as presently contemplated and to execute and deliver this Agreement and each other Transaction Document to which such Grantor is a party, and to consummate the transactions contemplated hereby and thereby. (g) The execution, delivery and performance by each Grantor of this Agreement and each other Transaction Document to which such Grantor is a party (i) have been duly authorized by all necessary corporate, limited liability company or limited partnership action, (ii) do not and will not contravene its charter or by-laws, limited liability company or operating agreement, certificate of partnership or partnership agreement, as applicable, or any applicable law or any contractual restriction binding on such Grantor or its properties, (iii) do not and will not result in or require the creation of any Lien (other than pursuant to any Transaction Document) upon or with respect to any of its assets or properties, and (iv) do not and will not result in any default, noncompliance, suspension, revocation, impairment, forfeiture or nonrenewal of any material permit, license, authorization or approval applicable to it or its operations or any of its assets or properties. (h) This Agreement has been duly executed and delivered by each Grantor and is the legal, valid and binding obligation of such Grantor, enforceable against such Grantor in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, suretyship or other similar laws and equitable principles (regardless of whether enforcement is sought in equity or at law). Each of the other Transaction Documents to which any Grantor is or will be a party, when delivered, duly executed and delivered by such Grantor and the legal, valid and binding obligation of such Grantor, enforceable against such Grantor in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, suretyship or other similar laws and equitable principles (regardless of whether enforcement is sought in equity or at law). (i) There are no conditions precedent to the effectiveness of this Agreement that have not been satisfied or waived. SECTION 6. Covenants as to the Collateral. Until all of the Obligations shall have been fully performed and Paid in Full, unless the Collateral Agent shall otherwise consent in writing (in its sole and absolute discretion): (a) Covenant to Perfect: Guaranty.

9 (i) No later than the fifth Business Day following the date of this Agreement (or such later date as the Collateral Agent may agree), the Grantors shall (A) execute and deliver to the Collateral Agent, for recording with the United States Patent and Trademark Office and United States Copyright Office, as applicable, a short-form grant of security interest, in form and substance reasonably acceptable to the Collateral Agent, with respect to certain Intellectual Property included in the Collateral; and (B) deliver, or caused to the Collateral Agent the originals of any certificates evidencing any Pledged Equity, together with customary indorsements in blank. (ii) Each Grantor agrees that in furtherance of Section 3, this Agreement shall be supplemented by a security agreement or other similar agreements or instruments in form and substance satisfactory to the Collateral Agent which shall be executed and delivered by such Grantor in favor of the Collateral Agent no later than December 8, 2023 (or such later date as the Collateral Agent may agree). (iii) Each Grantor (other than the Company) shall execute and deliver a Guaranty no later than December 8, 2023 (or such later date as the Collateral Agent may agree). Further Assurances. Each Grantor will, at its expense, at any time and from time to time, promptly execute and deliver all further instruments and documents and take all further action that the Collateral Agent may reasonably request in order to: (i) perfect and protect the Lien and security interest of the Collateral Agent created hereby; (ii) enable the Collateral Agent to exercise and enforce its rights and remedies hereunder in respect of the Collateral; or (iii) otherwise effect the purposes of this Agreement. (c) Transfers and Other Liens. (i) Except as otherwise expressly permitted in the other Transaction Documents, no Grantor shall, directly or indirectly, sell, lease, license, assign, transfer, spin-off, split-off, close, convey or otherwise dispose of any Collateral whether in a single transaction or a series of related transactions, other than (A) sales, leases, licenses, assignments, transfers, conveyances and other dispositions of such assets or rights by such Grantor for fair value in the ordinary course of business consistent with past practices and (B) sales of Inventory and product in the ordinary course of business. (ii) Except as expressly permitted in the other Transaction Documents, no Grantor shall, directly or indirectly, redeem, repurchase or declare or pay any cash dividend or distribution on any of its Capital Stock. (iii) No Grantor shall, directly or indirectly, without the prior written consent of the Required Holders, (A) issue any Notes (other than as contemplated by the Securities Purchase Agreement and the Notes) or (B) issue any other Securities that would cause a breach or default under the Notes. (iv) Except as expressly permitted in the other Transaction Documents, no Grantor shall enter into, renew, extend or be a party to, any transaction or series of related transactions (including, without limitation, the purchase, sale, lease, transfer or exchange of property or assets of any kind or the rendering of services of any kind) with any Affiliate, except in the ordinary course of business in a manner and to an extent consistent with past practice and

10 necessary or desirable for the prudent operation of its business, for fair consideration and on terms no less favorable to it than would be obtainable in a comparable arm’s length transaction with a Person that is not an Affiliate thereof. (v) No Grantor will create, suffer to exist or grant any Lien upon or with respect to any Collateral other than a Permitted Lien. (d) Future Subsidiaries. If any Grantor hereafter creates or acquires any Domestic Subsidiary, simultaneously with the creation or acquisition of such Subsidiary, such Grantor shall cause such Subsidiary to become a party to this Agreement as an additional “Grantor” hereunder and deliver to the Collateral Agent such additional documents and instruments required to perfect the pledge and granting of security interests hereunder. SECTION 7. Additional Provisions Concerning the Collateral. (a) To the maximum extent permitted by applicable law, and for the purpose of taking any action that the Collateral Agent may deem necessary or advisable to accomplish the purposes of this Agreement, each Grantor hereby (i) authorizes the Collateral Agent to execute any such agreements, instruments or other documents in such Grantor’s name and to file such agreements, instruments or other documents in such Grantor’s name and in any appropriate filing office, (ii) authorizes the Collateral Agent at any time and from time to time to file, one or more financing or continuation statements, and amendments thereto, relating to the Collateral (including, without limitation, any such financing statements that (A) describe the Collateral as “all assets” or “all personal property” (or words of similar effect) or that describe or identify the Collateral by type or in any other manner as the Collateral Agent may determine regardless of whether any particular asset of such Grantor falls within the scope of Article 9 of the Code or whether any particular asset of such Grantor constitutes part of the Collateral, and (B) contain any other information required by Part 5 of Article 9 of the Code for the sufficiency or filing office acceptance of any financing statement, continuation statement or amendment, including, without limitation, whether such Grantor is an organization, the type of organization and any organizational identification number issued to such Grantor) and (iii) ratifies such authorization to the extent that the Collateral Agent has filed any such financing or continuation statements, or amendments thereto, prior to the date hereof. (b) Each Grantor hereby irrevocably appoints the Collateral Agent as its attorney-in-fact and proxy, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, from time to time in the Collateral Agent’s discretion, to take any action and to execute any instrument which the Collateral Agent may deem necessary or advisable to accomplish the purposes of this Agreement. This power is coupled with an interest and is irrevocable until all of the Obligations are fully performed and Paid in Full. (c) As long as no Event of Default shall have occurred and be continuing and, other than in the case of a Bankruptcy Event of Default, the Collateral Agent shall have given written notice to the Grantors of the suspension of the Grantors’ rights under this Section 7(c), Grantor shall have the right, from time to time, to vote and give consents with respect to the Pledged Equity, or any part thereof for all purposes not inconsistent with the provisions of this Agreement, the Securities Purchase Agreement or any other Transaction Document; provided, however, that no vote shall be cast, and no consent shall be given or action taken, which would have the effect of impairing the position or interest of the Collateral Agent in respect of the Pledged

11 Equity or which would authorize, effect or consent to (unless and to the extent expressly permitted by the Securities Purchase Agreement) the dissolution or liquidation, in whole or in part, of a Pledged Entity; the consolidation or merger of a Pledged Entity with any other Person; the sale, disposition or encumbrance of all or substantially all of the assets of a Pledged Entity, except for Liens in favor of the Collateral Agent; any change in the authorized number of shares, the stated capital or the authorized share capital of a Pledged Entity or the issuance of any additional shares of its Capital Stock; or the alteration of the voting rights with respect to the Capital Stock of a Pledged Entity. (d) Each Grantor shall be entitled, from time to time, to collect and receive for its own use all cash dividends and interest paid in respect of the Pledged Equity to the extent not in violation of the Securities Purchase Agreement other than any and all: (A) dividends and interest paid or payable other than in cash in respect of any Pledged Equity, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Equity; (B) dividends and other distributions paid or payable in cash in respect of any Pledged Equity in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in capital of a Pledged Entity; and (C) cash paid, payable or otherwise distributed, in respect of principal of, or in redemption of, or in exchange for, any Pledged Equity; provided, however, that until actually paid all rights to such distributions shall remain subject to the Lien created by this Agreement; and (e) all dividends and interest (other than such cash dividends and interest as are permitted to be paid to any Grantor in accordance with clause (i) above) and all other distributions in respect of any of the Pledged Equity, whenever paid or made, shall be delivered to the Collateral Agent to hold as Pledged Equity and shall, if received by any Grantor, be received in trust for the benefit of the Collateral Agent (for the ratable benefit of the Collateral Agent and the Noteholders), be segregated from the other property or funds of such Grantor, and be forthwith delivered to the Collateral Agent as Pledged Equity in the same form as so received (with any necessary endorsement). SECTION 8. Amendments to Notes (a) Section 4(a) of the Notes (including the form of Note attached to the Securities Purchase Agreement) are hereby amended to add the following: “(xvi) any provision of any Transaction Document (including, without limitation) the Security Documents or the Guaranty shall at any time for any reason (other than pursuant to the express terms thereof) cease to be valid and binding on or enforceable against the parties thereto, or the validity or enforceability thereof shall be contested by the Company or any Subsidiary, or a proceeding shall be commenced by the Company or any Subsidiary or any governmental authority having jurisdiction over any of them, seeking to establish the invalidity or unenforceability thereof, or the Company or any Subsidiary shall deny in writing that it has any liability or obligation purported to be created under any Transaction Document (including, without limitation, the Security Documents and the Guaranty);

12 (xvii) any Security Document shall for any reason fail or cease to create a separate valid and perfected and, except to the extent permitted by the terms hereof or thereof, first priority Lien (as defined in the Securities Purchase Agreement) on the Collateral (as defined in the Security Documents) in favor of the Collateral Agent (as defined in the Securities Purchase Agreement) or any material provision of any Security Document shall at any time for any reason cease to be valid and binding on or enforceable against the Company or the validity or enforceability thereof shall be contested by any party thereto, or a proceeding shall be commenced by the Company or any governmental authority having jurisdiction over the Company, seeking to establish the invalidity or unenforceability thereof;” (b) Each of the Notes (including the form of Note attached to the Securities Purchase Agreement) are hereby amended to add the following as a new Section 33: 33. SECURITY. This Note and the Other Notes are secured and guaranteed to the extent and in the manner set forth in the Transaction Documents (including, without limitation, the Security Agreement, the other Security Documents and the Guaranty). (c) The last sentence of Section 20 of each of the Notes (including the form of Note attached to the Securities Purchase Agreement) is hereby amend and restated as follows: Terms used in this Note and not otherwise defined herein, but defined in the other Transaction Documents, shall have the meanings ascribed to such terms in such other Transaction Documents unless otherwise consented to in writing by the Holder. SECTION 9. Remedies Upon Event of Default; Application of Proceeds. If any Event of Default shall have occurred and be continuing: (a) The Collateral Agent may exercise in respect of the Collateral, in addition to any other rights and remedies provided for herein, in any other Transaction Document or otherwise available to it, all of the rights and remedies of a secured party upon default under the Code (whether or not the Code applies to the affected Collateral), and also may (i) take absolute control of the Collateral, including, without limitation, transfer into the Collateral Agent’s name or into the name of its nominee or nominees (to the extent the Collateral Agent has not theretofore done so) and thereafter receive, for the ratable benefit of itself and the Noteholders, all payments made thereon, give all consents, waivers and ratifications in respect thereof and otherwise act with respect thereto as though it were the outright owner thereof, (ii) require each Grantor to, and each Grantor hereby agrees that it will at its expense and upon request of the Collateral Agent forthwith, assemble all or part of its respective Collateral as directed by the Collateral Agent and make it available to the Collateral Agent at a place or places to be designated by the Collateral Agent that is reasonably convenient to both parties, and the Collateral Agent may enter into and occupy any premises owned or leased by any Grantor where the Collateral or any part thereof is located or assembled for a reasonable period in order to effectuate the Collateral Agent’s rights and remedies hereunder or under law, without obligation to any Grantor in respect of such occupation, and

13 (iii) without notice except as specified below and without any obligation to prepare or process the Collateral for sale, (A) sell the Collateral or any part thereof in one or more parcels at public or private sale (including, without limitation, by credit bid), at any of the Collateral Agent’s offices or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as the Collateral Agent may deem commercially reasonable and/or (B) lease, license or dispose of the Collateral or any part thereof upon such terms as the Collateral Agent may deem commercially reasonable. Each Grantor agrees that, to the extent notice of sale or any other disposition of its respective Collateral shall be required by law, at least ten (10) days’ notice to any Grantor of the time and place of any public sale or the time after which any private sale or other disposition of its respective Collateral is to be made shall constitute reasonable notification. The Collateral Agent shall not be obligated to make any sale or other disposition of any Collateral regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Grantor hereby waives any claims against the Collateral Agent and the Noteholders arising by reason of the fact that the price at which its respective Collateral may have been sold at a private sale was less than the price which might have been obtained at a public sale or was less than the aggregate amount of the Obligations, even if the Collateral Agent accepts the first offer received and does not offer such Collateral to more than one offeree, and waives all rights that any Grantor may have to require that all or any part of such Collateral be marshaled upon any sale (public or private) thereof. Each Grantor hereby acknowledges that (i) any such sale of its respective Collateral by the Collateral Agent shall be made without warranty, (ii) the Collateral Agent may specifically disclaim any warranties of title, possession, quiet enjoyment or the like, and (iii) such actions set forth in clauses (i) and (ii) above shall not adversely affect the commercial reasonableness of any such sale of Collateral. (b) Without limiting the generality of the foregoing, if any Event of Default shall have occurred be continuing, Secured Party, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law) to or upon Grantor or any other Person (all and each of which demands, defenses, advertisements and notices are, to the extent permitted by applicable law, hereby waived), may in such circumstances forthwith vote, collect, receive, appropriate and realize upon any Collateral. To the extent permitted by applicable law, Grantor waives all claims, damages and demands it may acquire against Secured Party arising out of the exercise by Secured Party of any rights hereunder, except for Secured Party’s gross negligence, willful misconduct or breach of this Agreement. SECTION 10. Indemnity; Expenses. (a) Each Grantor, jointly and severally, agrees to indemnify and hold harmless the Collateral Agent and each other Indemnitee (as defined in the Securities Purchase Agreement) to the same extent and subject to the same terms that the Company has agreed to indemnify the Indemnitees under Section 9(k) of the Securities Purchase Agreement, which Section 9(k) is hereby incorporated by reference, mutatis mutandis. (b) Each Grantor agrees, jointly and severally, to pay to the Collateral Agent upon demand the amount of any and all costs and expenses, including the reasonable fees, costs, expenses and disbursements of counsel for the Collateral Agent and of any experts and agents (including, without limitation, any collateral trustee which may act as agent of the Collateral

14 Agent), which the Collateral Agent may incur in connection with (i) the preparation, negotiation, execution, delivery, recordation, administration, amendment, waiver or other modification or termination of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any Collateral, (iii) the exercise or enforcement of any of the rights or remedies of the Collateral Agent hereunder, or (iv) the failure by any Grantor to perform or observe any of the provisions hereof. SECTION 11. Notices, Etc. All notices and other communications provided for hereunder shall be in writing and shall be mailed (by certified mail, first-class postage prepaid and return receipt requested), telecopied, e-mailed or delivered, if to any Grantor, to the Company’s address, or if to the Collateral Agent or any Noteholder, to it at its respective address, each as set forth in Section 9(f) of the Securities Purchase Agreement. SECTION 12. Miscellaneous. (a) No amendment of any provision of this Agreement shall be effective unless it is in writing and signed by each Grantor and the Collateral Agent (and approved by the Required Holders), and no waiver of any provision of this Agreement, and no consent to any departure by each Grantor therefrom, shall be effective unless it is in writing and signed by each Grantor and the Collateral Agent (and approved by the Required Holders), and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. (b) This Agreement shall create a continuing Lien on and security interest in the Collateral and shall (i) remain in full force and effect until the full performance and Payment in Full of the Obligations, and (ii) be binding on each Grantor and all other Persons who become bound as debtor to this Agreement in accordance with Section 9-203(d) of the Code and shall inure, together with all rights and remedies of the Collateral Agent and the Noteholders hereunder, to the ratable benefit of the Collateral Agent and the Noteholders and their respective permitted successors, transferees and assigns. Without limiting the generality of clause (ii) of the immediately preceding sentence, without notice to any Grantor, the Collateral Agent and the Noteholders may assign or otherwise transfer their rights and obligations under this Agreement and any of the other Transaction Documents, to any other Person and such other Person shall thereupon become vested with all of the benefits in respect thereof granted to the Collateral Agent and the Noteholders herein or otherwise. Upon any such assignment or transfer, all references in this Agreement to the Collateral Agent or any such Noteholder shall mean the assignee of the Collateral Agent or such Noteholder. None of the rights or obligations of any Grantor hereunder may be assigned, delegated or otherwise transferred without the prior written consent of the Collateral Agent in its sole and absolute discretion, and any such assignment, delegation or transfer without such consent of the Collateral Agent shall be null and void. (c) Upon the full performance and Payment in Full of the Obligations, (i) this Agreement and the security interests created hereby shall terminate and all rights to the Collateral shall revert to the respective Grantor that granted such security interests hereunder, and (ii) the Collateral Agent will, upon any Grantor’s request and at such Grantor’s expense, (A) return to such Grantor such of the Collateral as shall not have been sold or otherwise disposed of or applied pursuant to the terms hereof and (B) execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination, all without any representation, warranty or recourse whatsoever.

15 (d) All security interests granted or contemplated hereby shall be for the benefit of the Collateral Agent and the Noteholders. (e) Governing Law; Jurisdiction; Jury Trial. (i) All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any provision or rule of law (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdiction other than the State of New York. (ii) Each Grantor hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or under any of the other Transaction Documents or with any transaction contemplated hereby or thereby, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim, defense or objection that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under Section 9(f) of the Securities Purchase Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Nothing contained herein shall be deemed or operate to preclude the Collateral Agent or the Noteholders from bringing suit or taking other legal action against any Grantor in any other jurisdiction to collect on a Grantor’s obligations or to enforce a judgment or other court ruling in favor of the Collateral Agent or a Noteholder. (iii) WAIVER OF JURY TRIAL, ETC. EACH GRANTOR IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR UNDER ANY OTHER TRANSACTION DOCUMENT OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT, ANY OTHER TRANSACTION DOCUMENT OR ANY TRANSACTION CONTEMPLATED HEREBY OR THEREBY. (iv) Each Grantor irrevocably and unconditionally waives any right it may have to claim or recover in any legal action, suit or proceeding referred to in this Section any special, exemplary, indirect, incidental, punitive or consequential damages. (f) Section headings herein are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose. (g) This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together constitute one and the same Agreement. Delivery of any executed

16 counterpart of a signature page of this Agreement by pdf, facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Agreement. (h) This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Obligations is rescinded or must otherwise be returned by the Collateral Agent, any Noteholder or any other Person (upon (i) the occurrence of any Insolvency Proceeding of any of the Company or any Grantor or (ii) otherwise, in all cases as though such payment had not [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, each Grantor has caused this Agreement to be executed and delivered by its officer thereunto duly authorized, as of the date first above written. GRANTORS: FISKER INC. By: Name: Title: FISKER GROUP INC. By: Name: Title: FISKER GMBH By: Name: Title: ACCEPTED BY: [COLLATERAL AGENT], as Collateral Agent By: ________________________________ Name: Title:

SCHEDULE I Pledged Equity

SCHEDULE II Commercial Tort Claims

SCHEDULE III Persons Transaction Party Name Jurisdiction of Organization Federal Employer I.D. Organizational I.D.